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                        SECURITIES EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20552

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                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  April 27, 2001


                                  HEARx LTD.
            (Exact name of registrant as specified in its charter)



          DELAWARE                       0-16453                  22-2748248
(State or other jurisdiction           (Commission              (IRS Employer
     or incorporation)                 File Number)          Identification no.)


                           1250 NORTHPOINT PARKWAY
                        WEST PALM BEACH, FLORIDA 33407
                                (561) 478-8770
              (Address, including zip code, and telephone number
                       of principal executive offices)


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ITEM 5.  OTHER EVENTS.

         On April 27, 2001, the Registrant issued a press release attached hereto as Exhibit 99 and incorporated herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.       Description of Exhibit
-----------       ----------------------
   99             Press release of April 27, 2001


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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 HEARx Ltd.



DATE: May 2, 2001                By:      /s/ Paul A. Brown
                                          -----------------
                                          Paul A. Brown, M.D.
                                          Chairman and Chief Executive Officer

207505


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                                Exhibit Index


         Exhibit No.                Description of Exhibit
         -----------                ----------------------
              99                    Press release of April 27, 2001